Exhibit 99.1

News Release

Inquiries: Jeanne Leonard, Liberty Property Trust, 610.648.1704

Liberty Property Trust Announces Second Quarter Results and
Revised Full-Year Financial Projections

•                  Funds from Operations per share grew 14%

•                  Hampton Roads, VA office market exited with sale of 1.3 million square feet of suburban office and flex properties

•                  Portfolio occupancy increased to 93.8%

•                  Same store operating income increased by 3.2%

•                  FFO Guidance range for 2015 revised to $2.60 - $2.65 per share

Malvern, PA, July 28, 2015 - Liberty Property Trust reported that funds from operations available to common shareholders (diluted) (“FFO”) for the second quarter of 2015 was $0.67 per share, compared to $0.59 per share for the second quarter of 2014. FFO per share for the six months ended June 30, 2015 was $1.37, compared to $1.17 for the same period in 2014.

Net income per common share (diluted) was $0.24 per share for the quarter ended June 30, 2015, compared to $0.20 per share for the quarter ended June 30, 2014. Net income for the six months ended June 30, 2015 was $0.45, compared to $0.69 for the same period in 2014. Net income for the 2015 six month period reflects gain on sale of $0.02 per share, compared with $0.33 per share for the same period in 2014.

“We are very pleased with the continued strength of the core portfolio, evidenced by rent and occupancy growth in our industrial and Class A office product,” said Bill Hankowsky, chairman and chief executive officer. “We also advanced our strategic dispositions and continue to see excellent development opportunities. Market operating fundamentals should bode well for the remainder of the year.”

Portfolio Performance

Occupancy: At June 30, 2015, Liberty’s in-service portfolio of 105 million square feet was 93.8% occupied, compared to 93.2% at the end of the first quarter of 2015. During the quarter, Liberty completed lease transactions totaling 8.7 million square feet of space.

Same Store Performance: Property level operating income for same store properties increased by 2.7% on a cash basis and by 3.2% on a straight line basis for the second quarter of 2015 compared to the same quarter in 2014.

Real Estate Investments

Development Deliveries: In the second quarter, Liberty brought into service four development properties for a total investment of $87.7 million. The properties contain 1.3 million square feet of leasable space and were 90.8% occupied as of the end of the quarter. The yield on these properties at June 30, 2015 was 7.5%.

Development Starts: Liberty began development of four properties totaling 491,100 square feet of leasable space at a projected investment of $33.8 million. The properties include:

•                  1951, 1953 and 1957 TW Alexander Drive, three distribution buildings totaling 321,000 square feet at Liberty Ridge in Durham, North Carolina

•                  5032 Sirona Drive, a 170,100 square foot distribution building at Shopton Ridge in Charlotte, North Carolina.

During the quarter, a joint venture in which the company holds a 25% interest began construction on property containing 210,600 square feet at 400 Arlington Boulevard in Logan, New Jersey for a projected investment of $14.4 million.

Acquisitions: Liberty acquired one operating property for $36.7 million. The property is a 410,000 square foot distribution building in Fontana, California. It was 100% leased as of June 30 and is currently vacant with a projected stabilized yield of 5.5%.

Real Estate Dispositions

During the quarter, Liberty sold 23 properties containing 1.4 million square feet of leasable space and 3.1 acres of land for $116.1 million. These properties were 89.8% leased at the time of the sale. In addition, a joint venture in which Liberty holds a 25% interest sold one vacant property containing 198,000 square feet for $8.5 million.

FFO Guidance

Liberty now expects to report 2015 FFO per share in the range of $2.60 - $2.65. Previous guidance was $2.55-$2.65 per share. A reconciliation of projected FFO to projected GAAP net income for 2015 is below (all amounts projected):

	2015 Range (Original)		2015 Range (Revised)
	Low	High	Low	High
Projected net income per share	$1.46	$1.59	$1.69	$1.76
Depreciation and amortization of unconsolidated joint ventures	0.06	0.08	0.07	0.08
Depreciation and amortization	1.39	1.44	1.43	1.47
Gain on property dispositions	(0.34)	(0.44)	(0.57)	(0.64)
Noncontrolling interest share of addbacks	(0.02)	(0.02)	(0.02)	(0.02)

Projected funds from operations per share	$2.55	$2.65	$2.60	$2.65

About the Company

Liberty Property Trust (NYSE:LPT) is a leader in commercial real estate, serving customers in the United States and United Kingdom, through the development, acquisition, ownership and management of superior office and industrial properties. Liberty’s 105 million square foot portfolio includes 729 properties which provide office, distribution and light manufacturing facilities to 1,700 tenants.

Additional information about the Company, including Liberty’s Quarterly Supplemental Package with detailed financial information is available in the Investors section of the Company’s web site at www.libertyproperty.com. If you are unable to access the web site, a copy of the supplemental package may be obtained by contacting Liberty by phone at 610-648-1704, or by e-mail to jleonard@libertyproperty.com.

Liberty will host a conference call during which management will discuss second quarter results, on Tuesday, July 28, 2015, at 1 p.m. Eastern Time. To access the conference call, please dial 855-277-7530. The passcode needed for access is 70954569. A replay of the call will be available until August 28, 2015, by dialing 1-855-859-2056 using the same passcode as above. The call can also be accessed via the Internet on the Investors page of Liberty’s web site at www.libertyproperty.com.

The statements contained in this press release may include forward-looking statements within the meaning of the federal securities law. These forward-looking statements include statements relating to, among others things, achievement of strategic targets, expectations for our operating results, business and financial condition, business and our growth prospects, as well as statements that are generally accompanied by words such as “believes,” “anticipates,” “expects,” “estimates,” “should,” “seeks,” “intends,” “proposed,” “planned,” “outlook” and “goal” or similar expressions. Although Liberty believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results. These risks, uncertainties and other factors include, without limitation, uncertainties affecting real estate business generally (such as entry into new leases, renewals of leases and dependence on tenants’ business operations), risks relating to the integration of the operations of entities that we have acquired or may acquire, risks relating to financing arrangements and sales of securities, possible environmental liabilities, risks relating to leverage and debt service (including availability of financing terms acceptable to the company and sensitivity of the company’s operations and financing arrangements to fluctuations in interest rates), dependence on the primary markets in which the company’s properties are located, the existence of complex regulations relating to status as a REIT and the adverse consequences of the failure to qualify as a REIT, risks relating to litigation, including without limitation litigation involving entities that we have a acquired or may acquire, and the potential adverse impact of market interest rates on the market price for the company’s securities, and other risks and uncertainties detailed in the company’s filings with the Securities and Exchange Commission. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

# # #

Liberty Property Trust

Statement of Operations

June 30, 2015

(Unaudited and in thousands, except per share amounts)

	Quarter Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Operating Revenue
Rental	$147,367	$139,377	$295,952	$278,326
Operating expense reimbursement	56,151	53,583	114,467	112,264
Total operating revenue	203,518	192,960	410,419	390,590
Operating Expenses
Rental property	31,949	31,982	67,520	70,623
Real estate taxes	26,462	25,716	52,626	50,217
General and administrative	17,053	14,973	35,855	33,329
Depreciation and amortization	56,833	57,872	115,629	114,606
Impairment - real estate assets	1,036	—	16,775	—
Total operating expenses	133,333	130,543	288,405	268,775
Operating Income	70,185	62,417	122,014	121,815
Other Income/Expense
Interest and other	6,581	3,115	12,952	5,553
Interest	(35,066)	(38,470)	(69,736)	(77,677)
Total other income/expense	(28,485)	(35,355)	(56,784)	(72,124)
Income before property dispositions, income taxes, noncontrolling interest and equity in (loss) earnings of unconsolidated joint ventures	41,700	27,062	65,230	49,691
Gain on property dispositions	1,249	1,897	3,520	1,898
Income taxes	(1,169)	(693)	(2,014)	(1,224)
Equity in (loss) earnings of unconsolidated joint ventures	(5,254)	1,546	1,652	5,705
Income from continuing operations	36,526	29,812	68,388	56,070
Discontinued operations (including net gain on property dispositions of $139 and $46,254 for the quarter and six months ended June 30, 2014, respectively)	—	295	—	48,143
Net Income	36,526	30,107	68,388	104,213
Noncontrolling interest - operating partnerships	(958)	(821)	(1,811)	(2,674)
Noncontrolling interest - consolidated joint ventures	(55)	(37)	(113)	(390)
Net Income available to common shareholders	$35,513	$29,249	$66,464	$101,149
Net income	$36,526	$30,107	$68,388	$104,213
Other comprehensive income - foreign currency translation	12,151	6,464	1,741	7,811
Other comprehensive income (loss) - derivative instruments	628	(1,145)	(319)	(1,656)
Comprehensive income	49,305	35,426	69,810	110,368
Less: comprehensive income attributable to noncontrolling interest	(1,309)	(983)	(1,957)	(3,209)
Comprehensive income attributable to common shareholders	$47,996	$34,443	$67,853	$107,159
Basic income per common share
Continuing operations	$0.24	$0.20	$0.45	$0.37
Discontinued operations	$—	$—	$—	$0.32
Total basic income per common share	$0.24	$0.20	$0.45	$0.69
Diluted income per common share
Continuing operations	$0.24	$0.20	$0.45	$0.37
Discontinued operations	$—	$—	$—	$0.32
Total diluted income per common share	$0.24	$0.20	$0.45	$0.69
Weighted average shares
Basic	148,778	147,012	148,574	146,749
Diluted	149,454	147,774	149,247	147,444
Amounts attributable to common shareholders
Income from continuing operations	$35,513	$28,961	$66,464	$54,137
Discontinued operations	—	288	—	47,012
Income available to common shareholders	$35,513	$29,249	$66,464	$101,149

Liberty Property Trust

Statement of Funds From Operations

June 30, 2015

(Unaudited and in thousands, except per share amounts)

	Quarter Ended				Six Months Ended
	June 30, 2015		June 30, 2014		June 30, 2015		June 30, 2014
	Dollars	Per Weighted Average Share	Dollars	Per Weighted Average Share	Dollars	Per Weighted Average Share	Dollars	Per Weighted Average Share
Reconciliation of net income to NAREIT FFO - basic:
Basic - income available to common shareholders	$35,513	$0.24	$29,249	$0.20	$66,464	$0.45	$101,149	$0.69

Adjustments:
Depreciation and amortization of unconsolidated joint ventures	3,058		3,341		6,010		6,632
Depreciation and amortization	56,413		57,509		114,778		113,616
Gain on property dispositions / impairment - real estate assets	7,218		(2,085)		20,686		(47,611)
Noncontrolling interest share in addback for depreciation and amortization and gain on property dispositions / impairment - real estate assets	(1,541)		(1,380)		(3,276)		(1,707)
NAREIT Funds from operations available to common shareholders - basic	$100,661	$0.68	$86,634	$0.59	$204,662	$1.38	$172,079	$1.17

Reconciliation of net income to NAREIT FFO - diluted:
Diluted - income available to common shareholders	$35,513	$0.24	$29,249	$0.20	$66,464	$0.45	$101,149	$0.69

Adjustments:
Depreciation and amortization of unconsolidated joint ventures	3,058		3,341		6,010		6,632
Depreciation and amortization	56,413		57,509		114,778		113,616
Gain on property dispositions / impairment - real estate assets	7,218		(2,085)		20,686		(47,611)
Noncontrolling interest excluding preferred unit distributions	840		703		1,575		2,438
NAREIT Funds from operations available to common shareholders - diluted	$103,042	$0.67	$88,717	$0.59	$209,513	$1.37	$176,224	$1.17

Reconciliation of weighted average shares:
Weighted average common shares - all basic calculations	148,778		147,012		148,574		146,749
Dilutive shares for long term compensation plans	676		762		673		695
Diluted shares for net income calculations	149,454		147,774		149,247		147,444
Weighted average common units	3,539		3,551		3,540		3,555
Diluted shares for NAREIT Funds from operations calculations	152,993		151,325		152,787		150,999

The Company believes that the calculation of NAREIT Funds from operations is helpful to investors and management as it is a measure of the Company’s operating performance that excludes depreciation and amortization and gains and losses from property dispositions.  As a result, year over year comparison of NAREIT Funds from operations reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income.  In addition, management believes that NAREIT Funds from operations provides useful information to the investment community about the Company’s financial performance when compared to other REITs since NAREIT Funds from operations is generally recognized as the standard for reporting the operating performance of a REIT.  NAREIT Funds from operations available to common shareholders is defined by NAREIT as net income (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT Funds from operations available to common shareholders does not represent net income or cash flows from operations as defined by GAAP and does not necessarily indicate that cash flows will be sufficient to fund cash needs. It should not be considered as an alternative to net income as an indicator of the Company’s operating performance or to cash flows as a measure of liquidity. NAREIT Funds from operations available to common shareholders also does not represent cash flows generated from operating, investing or financing activities as defined by GAAP.

Liberty Property Trust

Balance Sheet

June 30, 2015

(Unaudited and in thousands, except share and unit amounts)

	June 30, 2015	December 31, 2014
Assets
Real estate:
Land and land improvements	$1,207,305	$1,189,760
Building and improvements	5,305,894	5,343,908
Less: accumulated depreciation	(1,205,440)	(1,182,569)

Operating real estate	5,307,759	5,351,099

Development in progress	225,154	277,411
Land held for development	280,334	269,059

Net real estate	5,813,247	5,897,569

Cash and cash equivalents	73,053	69,346
Restricted cash	17,929	20,325
Accounts receivable	14,837	15,481
Deferred Rent Receivable	115,944	107,909
Deferred financing and leasing costs, net of accumulated amortization (2015, $176,671; 2014, $169,468)	200,782	206,286
Investments in and advances to unconsolidated joint ventures	215,715	208,832
Assets held for sale	—	8,389
Prepaid expenses and other assets	105,223	91,399

Total assets	$6,556,730	$6,625,536

Liabilities
Mortgage loans	$481,621	$487,301
Unsecured notes	2,608,089	2,509,094
Credit facility	70,000	167,000
Accounts payable	46,393	52,043
Accrued interest	27,176	24,513
Dividend and distributions payable	72,687	72,253
Other liabilities	197,960	219,418
Total liabilities	3,503,926	3,531,622

Noncontrolling interest - operating partnership - 301,483 preferred units outstanding as of June 30, 2015 and December 31, 2014	7,537	7,537

Equity
Shareholders’ equity
Common shares of beneficial interest, $.001 par value, 283,987,000 shares authorized, 150,737,328 (includes 1,249,909 in treasury) and 149,807,179 (includes 1,249,909 in treasury) shares issued and outstanding as of June 30, 2015 and December 31, 2014, respectively	151	150
Additional paid-in capital	3,775,548	3,740,594
Accumulated other comprehensive loss	(4,863)	(6,252)
Distributions in excess of net income	(730,242)	(654,869)
Common shares in treasury, at cost, 1,249,909 shares as of June 30, 2015 and December 31, 2014	(51,951)	(51,951)
Total shareholders’ equity	2,988,643	3,027,672

Noncontrolling interest - operating partnership 3,539,075 and 3,553,566 common units outstanding as of June 30, 2015 and December 31, 2014, respectively	52,705	54,786
Noncontrolling interest - consolidated joint ventures	3,919	3,919

Total equity	3,045,267	3,086,377

Total liabilities, noncontrolling interest - operating partnership and equity	$6,556,730	$6,625,536